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                                                                    EXHIBIT 1.1

STARWOOD LODGING TRUST                              STARWOOD LODGING CORPORATION
(A MARYLAND REAL ESTATE INVESTMENT TRUST)             (A MARYLAND CORPORATION)

                   Paired Shares, Convertible Notes, Warrants,
                      Preferred Shares and Debt Securities

                             UNDERWRITING AGREEMENT
                                                                 March __, 1997





Ladies and Gentlemen:

         Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and Starwood Lodging Corporation, a Maryland corporation (the "Corporation" and, with the Trust, the "Company"), may from time to time offer in one or more series: (i) shares of beneficial interest, $.01 par value, of the Trust (the "Trust Shares") and shares of common stock, $.01 par value, of the Corporation (the "Corporation Shares") which are "paired" and traded as units consisting of one Trust Share and one Corporation Share (the "Paired Shares");
(ii) convertible notes of the Trust and the Corporation (the "Convertible Notes"); (iii) (A) warrants to purchase Trust Shares and warrants to purchase Corporation Shares which are "paired" and traded as units consisting of one warrant to purchase Trust Shares and one warrant to purchase a like number of Corporation Shares, (B) warrants to purchase shares of preferred stock of the Trust or the Corporation, or (C) warrants to purchase debt securities of the Trust or the Corporation (collectively, the "Warrants"); (iv) shares of preferred stock of the Trust (the "Trust Preferred Shares") and/or shares of preferred stock of the Corporation (the "Corporation Preferred Shares" and, with the Trust Preferred Shares, the "Preferred Shares") which may, but are not required to, be "paired" with preferred stock of the other entity; and (v) unsecured debt securities of the Trust or the Corporation (the "Debt Securities") with an aggregate public offering price of up to $600,000,000 (or its equivalent in another currency based on the exchange rate at the time of sale) in amounts, at prices and on terms to be determined at the time of offering. The Trust or the Corporation may from time to time offer in one or more series unsecured Debt Securities which may, but are not required to, be paired with Debt Securities of the other entity. The Paired Shares, Convertible Notes, Warrants, Preferred Shares and Debt Securities (collectively, the "Securities"), may be offered, separately or together, in separate series in amounts, at prices and on terms to be set forth in one or more Prospectus Supplements as hereinafter defined. The Convertible Notes and the Debt Securities will be issued under one or more indentures, as amended or supplemented (each, an "Indenture"), between the Trust and/or the Corporation, as applicable, and a trustee (a "Trustee"). Each series of Debt Securities may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption or repayment provisions, and any other variable terms which the Indenture contemplates may be set forth in the Debt Securities as issued from time to time. As used herein, "the Representatives," unless the context otherwise requires, shall mean the party to




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whom this Agreement is addressed together with the other parties, if any, identified in the applicable Pricing Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

         Whenever the Company determines to make an offering of Securities through the Representatives or through an underwriting syndicate managed by the Representatives, the Company will enter into an agreement (the "Pricing Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, the Representatives and such other underwriters, if any, selected by the Representatives as have authorized the Representatives to enter into such Pricing Agreement on their behalf (the "Underwriters," which term shall include the Representatives whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section hereof). The Pricing Agreement relating to the offering of Underwritten Securities shall specify the amount of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section hereof), the amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of the Representatives or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, of the Initial Underwritten Securities, the time and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, designations, liquidation preferences, voting and other rights, denominations, interest rates or formulas, interest payment dates, maturity dates and redemption or repayment provisions applicable to the Initial Underwritten Securities). In addition, each Pricing Agreement shall specify whether the Underwriters will be granted an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the aggregate amount of Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Pricing Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Representatives and the Company. Each offering of Underwritten Securities through the Representatives or through an underwriting syndicate managed by the Representatives will be governed by this Agreement, as supplemented by the applicable Pricing Agreement.

         The Trust and the Corporation have filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 33-64335 and 33-64335-01 and 333-13411 and 333-13411-01) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Trust and the Corporation have filed such amendments thereto as may have been required prior to the execution of the applicable Pricing Agreement. Such registration statements (as amended, if applicable) have been declared effective by the Commission. Such registration statements and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations), and each prospectus supplement relating to the offering of Underwritten Securities pursuant to Rule 415 of the 1933 Act Regulations (the "Prospectus Supplement"), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, that if any revised prospectus shall be provided to the Representatives by the Trust and the Corporation for use in connection with the offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Trust and the Corporation pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Representatives for such use; provided, further, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Trust and the Corporation under Rule 462(b) of the 1933 Act



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Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet") shall be deemed to be part of the Prospectus. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         SECTION 1. Representations and Warranties of the Transaction Entities

               a. Each of the Trust, the Corporation, SLT Realty Limited Partnership, a Delaware limited partnership (the "Realty Partnership"), and SLC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership" and collectively with the Trust, the Corporation, the Realty Partnership, the Operating Partnership being sometimes hereinafter collectively referred to as the "Transaction Entities" and individually as a "Transaction Entity"), represent and warrant, jointly and severally, to the Representatives, as of the date hereof, and to the Representatives and each other Underwriter named in the applicable Pricing Agreement, as of the date thereof (in each case, a "Representation Date"), as follows:

                  i. The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the rules and regulation thereunder (the "1933 Act Regulations") and the 1939 Act and the rules and regulations thereunder (the "1939 Act Regulations"). The Registration Statement, at the time the Registration Statement became effective, did not, and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to you by the Trust and the Corporation for use in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to you for such use) and Closing Time (as such term is defined in Section below) will comply in all material respects with the requirements of the 1933 Act and the 1933 Regulations and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Corporation in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Trust and the Corporation have complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

                  ii. Each preliminary prospectus, Prospectus, preliminary prospectus supplement and Prospectus Supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the 1933 Act and the 1933 Act Regulations thereunder.

                  iii. The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed



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         with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section below, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
                  iv. Coopers & Lybrand L.L.P. and Deloitte & Touche LLP, the accounting firms that audited the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.
                  v. All financial statements (including the notes thereto) required to be included or incorporated by reference in the Registration Statement and the Prospectus by the 1933 Act and the 1933 Act Regulations are contained or incorporated by reference therein, and such financial statements present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, proforma) included in the Prospectus under the caption "Ratios of Earnings to Fixed Charges" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements included in or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities or group presented therein. The pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations (including, without limitation, Rule 11-02 of Regulation S-X of the Commission) and guidelines of the American Institute of Certified Public Accountants with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Trust and the Corporation at the respective dates indicated and the results of operations for the respective periods specified.

                  vi. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Trust and the Corporation, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Trust or the Corporation, threatened by the Commission or by the state securities authority of any jurisdiction.

                  vii. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or contemplated therein, (A) there has been no adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Transaction Entities and their respective subsidiaries, considered as one enterprise, or in the fee, ground lease and mortgage interests, in hotel properties which the Transaction Entities and their respective subsidiaries will own and/or operate as of the Closing Time (the "Hotel Assets"), whether or not arising in the ordinary course of business, which would be material to the Transaction Entities and their respective subsidiaries, considered as one enterprise (anything which would be material to the Transaction Entities and their respective subsidiaries, considered as one enterprise, being hereinafter



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         referred to as "Material"), (B) there have been no transactions or acquisitions entered into by the Transaction Entities or any of their respective subsidiaries, other than those in the ordinary course of business, which would reasonably be expected to be Material, (C) there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Corporation on any class of its respective capital stock and (D) there has been no change in the capital stock of the Trust or the Corporation (except for issuances, if any, pursuant to outstanding options or warrants of the Trust or the Corporation described in the Prospectus), or the partnership interests of the Operating Partnership or the Realty Partnership or any increase in the indebtedness of the Transaction Entities, or any of their respective subsidiaries or in the indebtedness encumbering the Hotel Assets which would reasonably be expected to be Material.

                  viii. The Trust has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement and the other Operative Documents (as defined in subsection xvi below) to which it is a party; and the Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have an adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs or business prospects of the Transaction Entities and their respective subsidiaries, considered as one enterprise, or the Hotel Assets which would reasonably be expected to be Material (a "Material Adverse Effect"). The Trust has no significant subsidiaries (other than the Realty Partnership and SLT Realty LLC, a Delaware limited liability company (the "LLC")) within the meaning of Regulation S-X under the 1933 Act.

                  ix. Each of the Corporation and its subsidiaries has each been duly incorporated and is validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation (except with respect to those subsidiaries which are not significant subsidiaries, where such failure to be duly incorporated or to be in good standing would reasonably be expected not have a Material Adverse Effect), with corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement and the other Operative Documents to which it is a party; and each of the Corporation and its subsidiaries duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. The Corporation has no significant subsidiaries (other than the Operating Partnership and Hotel Investors Corporation of Nevada, a Nevada corporation) within the meaning of Regulation S-X under the 1933 Act.

                  x. Each of the Realty Partnership and the LLC, has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the State of Delaware, with requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents, in each case, to which it is a party. The Realty Partnership and the LLC are duly qualified or registered as a foreign entity and are in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not reasonably be expected to have a Material Adverse Effect. The Trust is the sole general partner and Starwood Capital Group, L.P., Berl Holdings L.P., Starwood Apollo Hotel Partners I, L.P., Starwood Apollo Hotel Partners VIII, L.P., Starwood Apollo Hotel Partners IX, LP and Starwood Nomura
         Hotel Investors, L.P. (collectively, "Starwood Capital") and [       ]
         are the limited partners of the Realty Partnership. The agreement of limited



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         partnership of the Realty Partnership, as amended, and the limited liability company agreement of the LLC, as amended, are in full force and effect, and the percentage interests of the partners or members, as the case may be, in the Realty Partnership and the LLC will be (at Closing) as set forth in the Prospectus. To the extent any portion of the over-allotment option described in Section hereof is exercised at the Closing Time, the percentage interests of the partners in the Realty Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to Closing Time, the Trust will contribute the proceeds from the sale of the Option Securities to the Realty Partnership in exchange for a number of units of partnership interest in the Realty Partnership ("Realty Units") equal to the number of Option Securities issued. The Realty Partnership has no significant subsidiaries (other than the LLC) within the meaning of Regulation S-X under the 1933 Act.

                  xi. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not reasonably be expected to have a Material Adverse Effect. The Corporation and certain of its wholly-owned subsidiaries are the general partners and Starwood Capital are the sole limited partners of the Operating Partnership. The agreement of limited partnership of the Operating Partnership, as amended through the date hereof, is in full force and effect, and the percentage interests of the partners in the Operating Partnership will be (at Closing) as set forth in the Prospectus. To the extent any portion of the over-allotment option described in Section hereof is exercised at the Closing Time, the percentage interests of the partners in the Operating Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to Closing Time, the Corporation will contribute the proceeds from the sale of the Option Securities to the Operating Partnership in exchange for a number of units of partnership interest in the Operating Partnership ("Operating Units," and collectively with Realty Units, "Units") equal to the number of Option Securities issued. The Operating Partnership has no significant subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                  xii. All the issued and outstanding Trust Shares and Corporation Shares have been duly authorized and are validly issued, fully paid and non-assessable. No shares of the capital stock of either the Trust or the Corporation are reserved for any purpose except as disclosed in the Prospectus. Except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any capital stock of the Trust or the Corporation and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of the capital stock or any other securities of the Trust or the Corporation. The Paired Shares issuable upon conversion of the units of partnership interest in the Realty Partnership and the Operating Partnership (the "Units") have been duly and validly authorized by all necessary corporate action and such Paired Shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable.

                  xiii. The Securities (and the securities, if any, into which they may be convertible) have been duly authorized for issuance and sale to the Underwriters pursuant to the Indenture, if applicable, and this Agreement, and, when issued and delivered by the Trust and the Corporation pursuant to the Indenture, if applicable, and this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities, and immediately upon conversion of the Convertible Notes, if any, into Paired Shares pursuant to the terms of the Indenture, each holder thereof will receive marketable title to




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         the Paired Shares, in each case, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities. The terms of the Securities conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Securities is not subject to any preemptive or other similar rights.

                  xiv. All the issued and outstanding Realty Units and the Operating Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). There are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units.

                  xv. None of the Transaction Entities or any of their respective subsidiaries is in violation of its declaration of trust, trustee's regulation of the trust, charter, by-laws, certificate of limited partnership, agreement of limited partnership or other governance documents, as the case may be, and none of the Transaction Entities or any of their respective subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of its or its subsidiaries' property or assets is subject, except for such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

                  xvi. (A) This Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms; (B) at the Representation Date, the Pricing Agreement will have been duly and validly authorized, executed and delivered by the Trust and the Corporation, and assuming due authorization, execution and delivery by the Representatives, will be a valid and binding agreement of the Trust and the Corporation, enforceable against the Trust and the Corporation in accordance with its terms; and (C) the Indenture, if any, at the Closing Time, will have been duly and validly authorized, executed and delivered by the Trust and the Corporation and, assuming due authorization, execution and delivery by the Trustee thereto, will be a valid and binding agreement, enforceable against the Trust and the Corporation in accordance with its terms. This Agreement, the Pricing Agreement and the Indenture, if any, are sometimes hereinafter collectively referred to as "Operative Documents."

                  xvii. The execution and delivery of each of the Operative Documents, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby or thereby or in the Prospectus by the Transaction Entities will not conflict with or constitute a breach or violation by such parties of, or default under, (A) any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which such Transaction Entity is a party or by which they or, any of them, or any of their respective properties or other assets or any Hotel Asset may be bound or subject, (B) the declaration of trust, trustee's regulations of the trust, charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of any Transaction Entity or (C) any applicable law, rule, order, administrative regulation or administrative or court decree, in each case except for conflicts, breaches, violations or defaults that, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  xviii. The Indenture, if any, shall be duly qualified under the Trust Indenture Act. The Convertible Notes and/or the Debt Securities, if any, shall represent debt obligations of the Trust and the Corporation, which, to their knowledge and information, are not subject to any subordination agreement (except to the extent provided in the Indenture), and do not entitle any holder thereof to any rights as a shareholder of either the Trust or the Corporation. Such Convertible Notes and/or Debt Securities, if any, and the Indenture will not contain any provision which conditions the obligation of payment by the Trust and the Corporation thereunder or which subordinates the indebtedness evidenced thereby in right of




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         payment to any other indebtedness of the Trust or the Corporation, except to the extent the Indenture provides for a priority for compensation and expenses of the Trustee over payments to holders of such Convertible Notes and/or Debt Securities.

                  xix. (A) No labor dispute with the employees of any Transaction Entity or any of their respective subsidiaries exists or, to the knowledge of the Transaction Entities is imminent, and (B) none of the Transaction Entities is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, which, in the case of either (A) or (B), would reasonably be expected to have a Material Adverse Effect.

                  xx. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Transaction Entities, threatened against or affecting any Transaction Entity or any of their respective subsidiaries, any Hotel Asset or any officer or director of the Trust or the Corporation or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or that, if determined adversely to any Transaction Entity, any Hotel Asset, or any such officer or director, will or would reasonably be expected to (A) have a Material Adverse Effect, or (B) materially and adversely affect the consummation of the transactions contemplated by this Agreement. There are no pending legal or governmental proceedings to which any Transaction Entity or any of their respective subsidiaries is a party or of which they or any of their respective properties or assets or any Hotel Asset is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, that, considered in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no contracts or documents of any Transaction Entity or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  xxi. Commencing with their taxable years ending December 31, 1995, the Transaction Entities and their respective subsidiaries, are and will be organized and operated in conformity with the requirements for qualification of the Trust as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Transaction Entities and their respective subsidiaries will enable the Trust to meet the requirements for taxation as a real estate investment trust under the Code. Section 269B(a)(3) of the Code does not and will continue not to apply to the Trust and the Corporation.

                  xxii. None of the Transaction Entities or any of their respective subsidiaries is, or at Closing Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                  xxiii. The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "proprietary rights") presently employed by each of them in connection with the business now operated by them, and none of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any proprietary rights, or of any facts which would render any proprietary rights invalid or inadequate to protect the interest of such Transaction Entity or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  xxiv. No authorization, approval, consent or order of any court or governmental authority or agency or other entity or person is necessary in connection with the offering, issuance or sale of the Securities (or the securities, if any, into which the Securities are convertible) hereunder, except as may be required under the 1933 Act or the 1933 Act Regulations, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), state securities or real estate syndication laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD"), all of which have been obtained or will have been obtain prior to Closing Time or such as have been received prior to the date of this Agreement, and except for approval by the Nevada Gaming Commission of certain contributions by the Corporation to the Operating Partnership.

                  xxv. Each of the Transaction Entities possesses such certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and none of the Transaction Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

                  xxvi. Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Trust and the Corporation under the 1933 Act.

                  xxvii. At the Closing Time, the Securities (and the securities, if any, into which the Securities may be convertible) will have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  xxviii. (A) The Transaction Entities or their respective subsidiaries have good and marketable title to their respective Hotel Assets free and clear of all liens, encumbrances, claims, security interests and defects, except such as are (i) described in the Prospectus, (ii) serving as security for loans described in the Prospectus, or (iii) not Material; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Hotel Assets and the assets of any Transaction Entity and their respective subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (C) none of the Transaction Entities or any of their respective subsidiaries is in default under any of the ground leases (as lessee), relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Hotel Assets, and none of the Transaction Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, other than such defaults that would not reasonably be expected to have a Material Adverse Effect; (D) each of the Hotel Assets complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Hotel Assets), except for such failures to comply that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (E) none of the Transaction Entities has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to, the Hotel Assets, except such proceedings or actions that individually or in the aggregate would not reasonably have a Material Adverse Effect.

                  xxix. Each of the Transaction Entities and their respective subsidiaries has obtained title insurance on such Transaction Entity's or subsidiary's fee and/or leasehold interests, as applicable, in each of the Hotel Assets, except for such failures to obtain title insurance that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  xxx. Except as disclosed in the Prospectus, and, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect; (A) to the knowledge of the Transaction Entities, the operations of the Transaction Entities are in compliance with all Environmental Laws and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) none of the Transaction Entities or any of their respective subsidiaries has caused or to the knowledge of the Transaction Entities suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Hotel Asset, and no condition exists on, in, under or, to the knowledge of the Transaction Entities, adjacent to any Hotel Asset that could result in the incurrence of liabilities or any violations of any Environmental Law (as defined below) in either case which would be Material or give rise to the imposition of any Lien (as defined below) under any Environmental Law; (C) none of the Transaction Entities or any of their respective subsidiaries has received any notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Hotel Asset;
         (D) none of the Transaction Entities or any of their respective subsidiaries has received any notice from any Governmental Authority (as defined below) or other Person claiming any violation of any Environmental Law or evidencing the intent to undertake and/or requesting the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Hotel Asset; and (E) no Hotel Asset is included or, to the knowledge of the Transaction Entities, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and, to the knowledge of the Transaction Entities, has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Transaction Entities, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law.

                  As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant, hazardous material or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is identified, regulated, prohibited or limited under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 C. Section 6901, et seq.), the Clean Air Act, as amended (42 C. Section 7401, et seq.), the Clean Water Act, as amended (33 C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 C.
         Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environments or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Hotel Asset, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Hotel Asset; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

                  xxxi. Each of the Transaction Entities has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not reasonably be expected to have a Material Adverse Effect), and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

                  b. Any certificate delivered hereunder or under any Operative Document and signed by any officer or authorized representative of any Transaction Entity and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

                  a. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Pricing Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable Pricing Agreement.

                  b. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust and/or the Corporation, as applicable, may grant, if so provided in the applicable Pricing Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Pricing Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Pricing Agreement) after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by the Representatives to the Trust and/or the Corporation, as applicable, setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Representatives and the Trust and/or the Corporation, as applicable. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Pricing Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Pricing Agreement), subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

                  c. Payment of the purchase price for, and delivery of certificates for, the Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Trust and/or the Corporation, as applicable, at 10:00 A.M. on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section ) following the date of the applicable Pricing Agreement or at such other time as shall be agreed upon by the Representatives and the Trust and the Corporation (each referred to herein as the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by the Representatives and the Trust and/or the Corporation, as applicable, on each Date of Delivery as specified in the notice from the Representatives to the Trust and/or the Corporation, as applicable. Payment shall be made to the Trust and/or the Corporation, as applicable, by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Trust and the Corporation, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Underwritten Securities to be purchased by them. Certificates for the Underwritten Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities and the Option Securities, if any, which it has agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but any such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Underwritten Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be, in New York, New York.

         SECTION 3. Covenants of the Trust and the Corporation. Each of the Trust and the Corporation covenants with the Representatives, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

                  a. In respect to each offering of Underwritten Securities, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company the initial public offering price, if any, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as the Representatives shall reasonably request.

                  b. If, at the time the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Trust and the Corporation will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, a copy of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted. If required, the Trust and the Corporation will prepare and file or transmit for filing a Rule 462(b) Registration Statement not later than the date of execution of the Pricing Agreement. If a Rule 462(b) Registration Statement is filed, the Trust and the Corporation shall make payment of, or arrange for payment of, the additional registration fee owing to the Commission required by Rule 111 of the 1933 Act Regulations.

                  c. The Trust and the Corporation will notify the Representatives immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1933 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Trust and the Corporation will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  d. At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Trust and the Corporation will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which the Representatives or counsel for the Underwriters shall reasonably object.

                  e. The Trust and the Corporation will deliver to the Representatives as soon as possible as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus) as the Representatives may reasonably request.

                  f. The Trust and the Corporation will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  g. If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Trust and the Corporation will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Trust and the Corporation will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  h. The Trust and the Corporation will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions as the Representatives may designate. In each jurisdiction in which the Underwritten Securities have been so qualified, the Trust and the Corporation will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities.

                  i. With respect to each sale of Underwritten Securities, the Trust and the Corporation will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust and the Corporation's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  j. Each of the Trust and the Corporation will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  k. The Trust and the Corporation, if applicable, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  l. The Trust and the Corporation will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities listed on such exchange and, unless otherwise agreed upon with respect to Preferred Shares and Debt Securities, will use its best efforts to secure and maintain the listing of any Underwritten Securities (or the securities, if any, into which an Underwritten Security may be convertible) listed on the New York Stock Exchange.

                  m. In respect to each offering of Debt Securities, the Trust and the Corporation will qualify an Indenture under the 1939 Act and will endeavor to have a Statement of Eligibility submitted on behalf of the Trustee.

                  n. The Trust and the Corporation will take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization to provide their respective credit ratings of any Underwritten Securities, if applicable.

                  o. During a period of 90 days from the date of any Prospectus Supplement, the Trust and the Corporation will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of any Paired Shares or any security convertible into or exchangeable or exercisable for Paired Shares (except for (i) the issuance of Paired Shares pursuant to outstanding options and warrants, (ii) the grant of options under the Trust's and the Corporation's 1995 Long Term Incentive Plan and (iii) in connection with acquisitions by the Trust and the Corporation).

                  p. The Trust and the Corporation will each use its best efforts to continue to meet the requirements for the Trust to qualify as a "real estate investment trust" under the Code.

                  q. During the period from the Closing Time until five years after the Closing Time, the Trust and the Corporation will deliver to the Representatives, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Trust and the Corporation mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Trust and the Corporation as the Representatives may reasonably request.

         SECTION 4. Payment of Expenses. The Trust and the Corporation will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto (including, without limitation, all reasonable expenses and disbursements of Rogers & Wells, counsel to the Underwriters, in connection with the preparation, printing and filing of the Registration Statement), (ii) the printing, or reproducing, and distributing to the Underwriters copies of this Agreement and the Pricing Agreement, (iii) the fees and disbursements of the Trust's and the Corporation's counsel and accountants, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the cost of printing, or reproducing, and delivering to the Underwriters copies of the Blue Sky Survey, (vii) the fee of the NASD, (viii) the fees and expenses incurred in connection with the listing of the Paired Shares on the New York Stock Exchange (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the Debt Securities, if any, (x) the printing and delivery to the Underwriters of copies of the Indenture, if any, (xi) the fees and expenses of the Trustee, if any, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Underwritten Securities, and (xii) any transfer taxes imposed on the sale of the Securities to the several Underwriters. If this Agreement is cancelled or terminated by the Representatives in accordance with the provisions of Section or Section (i) hereof, the Trust and the Corporation shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Trust and the Corporation herein contained, to the performance by the Trust and the Corporation of their respective obligations hereunder, and to the following further conditions:

                  a. At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the public offering price of and the interest rate on the Underwritten Securities, as the case may be, and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the applicable Closing Time, the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations, (iii) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date of the applicable Pricing Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any long-term debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, and (iv) there shall not have come to the attention of the Representatives any facts that would cause the Representatives to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period, and, prior to Closing Time, the Trust and the Corporation shall have provided to the Underwriters evidence of such filing and effectiveness in accordance with Rule 462(b) of the 1933 Act Regulations.

                  b. At Closing Time the Representatives shall have received:

                  (1) The favorable opinions, each in form and substance reasonably satisfactory to counsel or the Underwriters, dated as of Closing Time of (A) Sidley & Austin, counsel for Transaction Entities, with respect to the matters set forth in items (v), (vi), (vii) (only with respect to the second sentence thereof), and (viii) - (xx) below and (B) Piper & Marbury, Maryland counsel to the Transaction Entities, with respect to the matters set forth in items (i) - (iv), (vii) (only with respect to the first and last sentences thereof) and (xvii) (with respect to Maryland law):

                           (i) The Trust has been duly formed and is validly
                  existing as a real estate investment trust in good standing under the laws of the State of Maryland.

                           (ii) The Corporation and its subsidiaries have each
                  been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation (except, with respect to those subsidiaries which are not significant subsidiaries, where the failure to be so validly existing as a corporation in good standing would not be reasonably expected to have a Material Adverse Effect).

                                    (iii) The Trust has the power and authority
                           to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Trust is duly qualified to transact business and is in good standing in each jurisdiction that is shown in the Prospectus as a jurisdiction in which the Trust or the Realty Partnership manages, owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

                                    (iv) Each of the Corporation and its
                           subsidiaries have the corporate power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. Each of the Corporation and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction that is shown in Prospectus as a jurisdiction in which such party or the Operating Partnership manages, owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

                                    (v) Each of the Realty Partnership, the LLC
                           and the Operating Partnership has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the State of Delaware. Each of the Realty Partnership, the LLC and the Operating Partnership has all requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents, in each case, to which it is a party. Each of the Realty Partnership, the LLC and the Operating Partnership is duly qualified or registered as a foreign entity and is in good standing in each jurisdiction that is shown in the Prospectus as a jurisdiction in which it manages, owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

                                    (vi) To the knowledge of such counsel, no
                           shares of capital stock of the Trust or the Corporation are reserved for any purpose except as disclosed in the Prospectus. To the knowledge of such counsel, except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any capital stock of the Trust or the Corporation and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of the capital stock or any other securities of the Trust or the Corporation, in each case from the Transaction Entities or any of their respective subsidiaries.

                                    (vii) The Securities have been duly and
                           validly authorized by all necessary trust and corporate action for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust and the Corporation pursuant to the Indenture, if any, and this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully-paid and non-assessable. Each of the Underwriters is receiving marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities. The

                           Paired Shares to be issued upon conversion of the Convertible Notes, if any, have been duly authorized for issuance by all necessary trust and corporate action, and when issued and delivered by the Trust and the Corporation upon conversion of the Convertible Notes, will be validly issued, fully paid and non-assessable. The issuance of the Securities is not subject to any preemptive or other similar rights arising under the laws of the State of Maryland, the Declaration of Trust or Trustee's Regulation of Trust, the Articles of Incorporation or by-laws of the Corporation, any Operative Document or agreement filed as an exhibit to the Registration Statement.

                                    (viii) The Realty Units and Operating Units
                           issued through the Closing Time, including, without limitation, the Realty Units and Operating Units issued to the Trust and the Corporation, respectively, were duly authorized for issuance by the Realty Partnership or the Operating Partnership, as the case may be, to the holders thereof, and are validly issued, fully paid and non-assessable. All such Units have been offered and sold at or prior to Closing Time in compliance in all material respects with applicable laws of the United States and the State of Delaware. The terms of the Units conform in all material respects to the statements and descriptions related thereto contained in the Prospectus.

                                    (ix) To the knowledge of such counsel, none
                           of the Transaction Entities is in violation of its declaration of trust, charter, trustee's regulation of trust charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of the Transaction Entities is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Operative Document or agreement or other instrument filed as an exhibit to the Registration Statement, except for violations or defaults which in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                                    (x) The Indenture, if any, shall be duly
                           qualified under the Trust Indenture Act. The
                           Convertible Notes and/or the Debt Securities, if any, shall represent obligations of the Trust and the Corporation, which, to the knowledge of such counsel, are not subject to any subordination agreement (except to the extent provided in the Indenture), and do not entitle any holder thereof to any rights as a shareholder of either the Trust or the Corporation. Such Convertible Notes and/or Debt Securities, if any, and the Indenture do not contain any provision which conditions the obligation of payment by the Trust and the Corporation thereunder or which subordinates the indebtedness evidenced thereby in right of payment to any other indebtedness of the Trust or the Corporation, except to the extent the Indenture provides for a priority for compensation and expenses of the Trustee over payments to holders of such Convertible Notes and/or Debt Securities, if any.

                                    (xi) This Agreement and the Pricing
                           Agreement were each duly and validly authorized, executed and delivered by the Transaction Entities, as applicable.

                                    (xii) The Indenture, if any, shall be duly
                           and validly authorized, executed and delivered by the Transaction Entities, as applicable, and, assuming due authorization, execution and delivery by any party thereto which is not a Transaction Entity, shall be a valid and binding agreement of the Transaction Entities that are parties thereto, enforceable against the Transaction Entities that are parties thereto in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors rights and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                    (xiii) The execution and delivery of each of
                           the Operative Documents, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby or thereby or in the Prospectus by the Transaction Entities did not, do not and will not constitute a breach or violation by such parties of, or default under: (1) any other Operative Documents; (2) any agreement or other instrument filed as an exhibit to the Registration Statement which would reasonably be expected to have a Material Adverse Effect, and of which such counsel is aware; (3) the declaration of trust, trustee's regulation of trust, charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of any Transaction Entity; or (4) any applicable law, rule or administrative regulation of the United States or the jurisdiction of its incorporation or formation; or (5) any order or administrative or court decree of which such counsel is aware, except in each case for breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                                    (xiv) There is no action, suit or proceeding
                           before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Transaction Entities, threatened against or affecting any Transaction Entity or any of their respective subsidiaries, any Hotel Asset or any officer or director of the Trust or the Corporation or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or that, if determined adversely to any Transaction Entity, any Hotel Asset, or any such officer or director, will or would reasonably be expected to (A) have a Material Adverse Effect, or
                           (B) materially and adversely affect the consummation of the transactions contemplated by this Agreement. There are no pending legal or governmental proceedings to which any Transaction Entity or any of their respective subsidiaries is a party or of which they or any of their respective properties or assets or any Hotel Asset is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, that, considered in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no contracts or documents of any Transaction Entity or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                                    (xv) Commencing with their taxable years
                           ending December 31, 1995, the Transaction Entities and their respective subsidiaries are and will be organized in conformity with the requirements for qualification of the Trust as a real estate investment trust under the Code, and the proposed method of operation of the Transaction Entities and their respective subsidiaries will enable the Trust to meet the requirements for taxation as a real estate investment trust under the Code. The provisions of Section 269B(a)(3) of the Code does not and will continue not to apply to the Trust.

                                    (xvi) None of the Transaction Entities or
                           any of their respective subsidiaries is required to be registered under the 1940 Act.

                                    (xvii) No authorization, approval, consent
                           or order of any court or governmental authority or agency or, to the knowledge of such counsel, any other entity or person is necessary in connection with the offering, issuance or sale of the Securities hereunder or the issuance of the Paired Shares issuable upon conversion of the

                           Convertible Notes, if any, except as may be required under the 1933 Act, the 1933 Act Regulations or the Trust Indenture Act or the by-laws and rules of the NASD, or state securities laws, real estate syndication laws or such as have been received prior to the date of this Agreement.

                                    (xviii) To such counsel's knowledge, there
                           is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, threatened against or affecting any Transaction Entity, any Hotel Asset or any officer or director of the Trust or the Corporation, which is required to be disclosed in the Registration Statement, other than those disclosed therein, and there is no pending legal or governmental proceedings that, if determined adversely to any Transaction Entity, any Hotel Asset, or any such officer or director, will or would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement.

                                    (xix) At the time the Registration Statement
                           became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                                    (xx) The information in the Prospectus under
                           "Risk Factors," "Structure of the Company" and "Federal Income Tax Considerations," in each case to the extent that it constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents, or legal conclusions, has been reviewed by them and is correct in all material respects and presents fairly the information required to be disclosed therein.

                                    (xxi) To such counsel's knowledge, there are
                           no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.

                                    (xxii) To such counsel's knowledge except as
                           disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                                    (xxiii) The Registration Statement is
                           effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                           In giving its opinion, such counsel may rely, (A) as
                  to all matters of fact, upon certificates and written statements of officers, directors, partners and employees of and accountants for each of the Transaction Entities, (B) as to matters of Maryland law, on the opinion of Piper & Marbury, Baltimore, Maryland, which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters, and (C) as to the good standing and qualification of the Transaction Entities to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions. Counsel need express no opinion with respect to the requirements of, or compliance with, any state securities or "Blue Sky" laws.

                           In addition, Sidley & Austin shall state that in
                  connection with the preparation of the Registration Statement and the Prospectus, Sidley & Austin has participated in conferences with officers and other representatives of the Trust and the Corporation and the independent public accountants for the Trust and the Corporation at which the contents of the Registration Statement and the Prospectus and related matters were discussed and has considered as to materiality, the judgment of officers and other representatives of the Trust and the Corporation. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to its attention that lead it to believe that (i) the Registration Statement, at the time such Registration Statement became effective and at the Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at Closing Time, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that Sidley & Austin need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                           (2) The favorable opinion, dated as of the Closing
                  Time, of Rogers & Wells, counsel for the Underwriters, with respect to the matters set forth in (vii) (with respect to the first sentence only) and (x) of subsection b.(1) of this
                  Section 5.

                           In giving its opinion, Rogers & Wells may rely, (A)
                  as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Transaction Entities, (B) as to the good standing and qualification of the Company to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions, which opinions shall be in form and substance satisfactory to counsel for the Underwriters, and (C) as to certain matters of law, upon the opinions given pursuant to Section 5.b.(1) above.

                           In addition, Rogers & Wells shall state that in
                  connection with the preparation of the Registration Statement and the Prospectus, Rogers & Wells has participated in conferences with officers and other representatives of the Trust and the Corporation and the independent public accountants for the Trust and the Corporation at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to its attention that lead it to believe that (i) the Registration Statement, at the time such Registration Statement became effective and at the Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at Closing Time, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that Rogers & Wells need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  c. At Closing Time, (i) the Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act

Regulations, and neither the Registration Statement nor the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of any Transaction Entity, threatened against such entity, any Hotel Asset which would be required to be set forth in the Prospectus other than as set forth therein, (ii) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Transaction Entities whether or not arising in the ordinary course of business which would be Material, (iii) no proceedings shall be pending or to the knowledge of the Transaction Entities, threatened against any Transaction Entity, or any Hotel Asset before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in any adverse change in the condition, financial or otherwise, or in the earnings, assets, or business affairs of the Transaction Entities, and the Hotel Assets which would be Material, other than as set forth in the Prospectus, (iv) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and, to the knowledge of the Transaction Entities, no proceedings for that purpose shall have been instituted or threatened by the Commission or by the state securities authority of any jurisdiction, and (v) the Representatives shall have received a certificate of the President or a Vice President of the Trust and the Corporation and of the chief financial or chief accounting officer of each such entity, dated as of the Closing Time, evidencing compliance with the provisions of this subsection c. and stating that the representations and warranties in
Section 1 hereof are true and correct, with the same force and effect as though expressly made at and as of Closing Time.
        d. At the time of the execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P., a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent public accountants with respect to the Trust and the Corporation as required by the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, including a reading of the latest available interim financial statements of the Trust and the Corporation, a reading of the minute books of each of the Trust and the Corporation, inquiries of officials of the Trust and the Corporation responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Trust and the Corporation included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Registration Statement, (B) the operating data and balance sheet data set forth in the Prospectus under the captions "Prospectus Summary - Summary Combined Selected Financial Data" and "Selected Combined Financial Data" were not determined on a basis consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) the pro forma financial information included in the Registration Statement was not prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations with respect to pro forma financial information or was not determined on a basis consistent with that of the audited financial statements included in the Registration Statement or (D) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Trust or the Corporation, or any increase in the debt of the Trust or the Corporation or any decrease in the net assets of the Trust or the Corporation, as compared with the amounts shown in the March 31, 1995 balance sheets of the Trust and the Corporation, included in the Registration Statement or, during the period from March 31, 1995 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Trust and the Corporation, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and
         (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and the Corporation identified in such letter.
                  e. At Closing Time the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection d. of this Section, except that the "specified date" referred to shall be a date not more than five days prior to Closing Time and, if the Trust and the Corporation has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection d. of this Section with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).
                  f. At Closing Time the Underwritten Securities (or any securities into which an Underwritten Security may be convertible) shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  g. At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust and the Corporation in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  h. In the event that the Underwriters exercise their option provided in Section hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities hereunder shall be true and correct in all material respects as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                           (1) A certificate, dated such Date of Delivery, of
                  the President or a Vice President of each of the Trust and the Corporation and of the chief financial or chief accounting officer of each of such entity confirming that their respective certificates delivered at Closing Time pursuant to Section hereof remain true and correct as of such Date of Delivery.

                           (2) The favorable opinions of Sidley & Austin and
                  Piper & Marbury, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5.b.(1) hereof.

                           (3) The favorable opinion of Rogers & Wells, counsel
                  for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5.b.(2) hereof.
                           *(4) Letter from Coopers & Lybrand L.L.P., in form
                  in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to Section 5.e. hereof, except that the "specified date" in the letter furnished pursuant to this Section 5.g.(4) shall be a date not more than five days prior to such Date of Delivery. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company, at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

         SECTION 6. Indemnification.

                  a. Each of the Transaction Entities agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                           i. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to any Transaction Entity by any Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities (or any securities into which a Security may be convertible), or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if any Transaction Entity shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense.

                           ii. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above if such settlement is effected with the prior written consent of the indemnifying party; and

                           iii. against any and all expense whatsoever, as incurred (including, subject to Section 6.c. hereof, the reasonable fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

         b. Each Underwriter severally agrees to indemnify and hold harmless the Transaction Entities, the Trust's and the Corporation's trustees and directors, as the case may be, and each of the Trust's and the Corporation's officers who signs the Registration Statement or any amendment thereto and each person, if any, who controls the Trust or the Corporation within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection a. of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to any Transaction Entity by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         c. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claims asserted against or any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement except to the extent the indemnifying party has been prejudiced in any material respect by such failure. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, that such consent was not unreasonably withheld.

         SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Transaction Entities and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Transaction Entities and the Underwriters
(a) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities and the Underwriters from the offering of the Securities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault (as determined by a court of competent jurisdiction or a panel of arbitration) of the Transaction Entities and the Underwriters in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages, and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities and the Underwriters shall be deemed to be in the same proportions as the total gross proceeds from the offering (before deducting expenses) received by the Trust and the Corporation bear to the total underwriting discount received by the Underwriters. The relative fault of the Transaction Entities and the

Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The parties agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 7, the Transaction Entities shall be deemed one party and jointly and severally liable for any obligations hereunder. For purposes of this Section 7, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act, and any director, officer, employee or affiliate of a Underwriter or such controlling person, shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Transaction Entities within the meaning of Section 15 of the 1933 Act, or any director, officer, employee or affiliate of any Transaction Entity or such controlling person, shall have the same rights to contribution as the Transaction Entities.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers or authorized representatives of the Transaction Entities submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Transaction Entities and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         a. The Representatives may terminate this Agreement, by notice to the Trust and the Corporation, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Transaction Entities and their respective subsidiaries, considered as one enterprise, or Hotel Assets, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of such Securities or
(iii) if trading in the Securities has been suspended by the Commission or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by any Federal, New York or Maryland authorities.

         b. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections and 10 hereof. Notwithstanding any such termination, the provisions of Sections 4, 6 and 7 shall remain in effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  a. if the number of Defaulted Securities does not exceed 10% of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  b. if the number of Defaulted Securities exceeds 10% of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives, on the one hand, or the Trust and the Corporation, on the other hand, shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at _____________________ ___________________________________, attention of ____________________________
_________________________________; notices to the Trust or the Realty
Partnership shall be directed to either of them at c/o Starwood Lodging Trust, 2231 East Camelback Road, Suite 410, Phoenix, Arizona 85016, attention of Mr. Ronald C. Brown, Senior Vice President, with a copy to Sidley & Austin, 555 West Fifth Street, Los Angeles, California 90013, attention of Sherwin L. Samuels, Esq.; notices to the Corporation or the Operating Partnership shall be directed to either of them c/o Starwood Lodging Corporation, 2231 East Camelback Road, Suite 400, Phoenix, Arizona 85016, attention of Mr. Eric A. Danziger, President, with a copy to Sidley & Austin at the above address.

         SECTION 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Transaction Entities, the Underwriters and their respective successor and the persons referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. The Trust. Each of the parties hereto acknowledge and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Corporation a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Transaction Entities in accordance with its terms.

                                Very truly yours,

                             STARWOOD LODGING TRUST

                            By:
                                 -----------------------------------
                                 Name:

                            STARWOOD LODGING CORPORATION

                            By:
                                 -----------------------------------
                                 Name:

                            SLT REALTY LIMITED PARTNERSHIP

                            By:  Starwood Lodging Trust
                                 its General Partner

                            By:
                                 -----------------------------------
                                 Name:

                            SLC OPERATING LIMITED PARTNERSHIP

                            By:  Starwood Lodging Corporation
                                 its General Partner

                            By:
                                 -----------------------------------
                                 Name:

CONFIRMED AND ACCEPTED,
as of the date first above written:


By:
      --------------------------------------------------
                  Authorized Signatory

For themselves and as Representatives of the other
Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                  Number of
Name of Underwriter                                                           Initial Securities
-------------------                                                           ------------------


                  Total...............................................



                                    Sch. A-1

                                                                       EXHIBIT A

STARWOOD LODGING TRUST                              STARWOOD LODGING CORPORATION
(A MARYLAND REAL ESTATE INVESTMENT TRUST)              (A MARYLAND CORPORATION)

                    Common Stock, Warrants, Preferred Shares,
                      Convertible Notes and Debt Securities

                                PRICING AGREEMENT

                                                      Dated: [________], 199[__]

To:   Starwood Lodging Trust
      Starwood Lodging Corporation

c/o   Starwood Lodging [_________]

      [________________]
      [________________]

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

         We (the "Representatives") understand that Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and Starwood Lodging Corporation, a Maryland corporation (the "Corporation" and, with the Trust, the "Company") proposes to issue and sell [__________] of its [shares of beneficial interest, $.01 par value, of the Trust (the "Trust Shares") and shares of common stock, $.01 par value, of the Corporation (the "Corporation Shares") which are "paired" and traded as units consisting of one Trust Share and one Corporation Share (the "Paired Shares")][convertible notes of the Trust and the Corporation (the "Convertible Notes")][(A) warrants to purchase Trust Shares and warrants to purchase Corporation Shares which are "paired" and traded as units consisting of one warrant to purchase Trust Shares and one warrant to purchase a like number of Corporation Shares, (B) warrants to purchase shares of preferred stock of the Trust or the Corporation, or (C) warrants to purchase debt securities of the Trust or the Corporation (collectively, the "Warrants")] [shares of preferred stock of the Trust (the "Trust Preferred Shares") and shares of preferred stock of the Corporation (the "Corporation Preferred Shares" and, with the Trust Preferred Shares, the "Preferred Shares") which may, but are not required to, be "paired" with preferred stock of the other entity] [unsecured debt securities of the Trust or the Corporation with an aggregate public offering price of up to $500,000,000 (the "Debt Securities")(such [Common Shares], [Convertible Notes], [Warrants], [Preferred Shares] and [Debt Securities] being collectively hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.

                                                    [Number of Shares]
                                                    [Principal Amount]
                                                        Of Initial
             Underwriter                         Underwritten Securities
             -----------                         -----------------------

                                                          --------------


                 Total                                  $
                                                          --------------



    The Underwritten Securities shall have the following terms:
                [COMMON STOCK] [WARRANTS] [CONVERTIBLE NOTES] [PREFERRED SHARES]

Title of Securities:
Number of Shares:
[Current Ratings:]
[Dividend Rate:  [$            ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share: $ [, plus accumulated dividends, if any,
from         , 199 .]
Purchase price per share: $ [, plus accumulated dividends, if any,
from         , 199 .]
[Conversion provisions:] [Voting and other rights:] Number of Option Securities, if any, that may be purchased by the Underwriters:
Additional co-managers, if any: Other terms: Closing time, date and location:

                  The Underwritten Securities shall have the following terms:
                                [DEBT SECURITIES]

Title of Securities:
Currency:
Principal amount to be issued:
Current ratings:  Moody's Investors Service, Inc. ______;
  Standard & Poor's Corporation ______; [other rating agencies];
Interest rate or formula:
Interest payment dates:
Interest reset dates:
Interest determination date:
Stated maturity date:
Redemption or repayment provisions:
Number of Option Securities, if any, that may be purchased by the Underwriters:
Delayed Delivery Contracts:  [authorized] [not authorized]
                  [Date of Delivery:
                  Minimum contract:
                  Maximum aggregate principal amount:
                  Fee:  ___%]
[Initial public offering price: ___%, plus accrued interest, if any, or amortized original issue discount, if any, from 19__.]

Purchase price:  ___%, plus accrued interest, if any, or
  amortized original issue discount, if any, from
   ____________, 19__ (payable in [same] [next] day funds).
Other terms:
Closing date and location:

         All the provisions contained in the document attached as Annex A hereto entitled "Starwood Lodging Trust and Starwood Lodging Corporation -- Common Stock, Warrants, Preferred Shares, Convertible Notes and Debt Securities Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

Please accept this offer no later than [_____] o'clock P.M. (New York City time) on [_____] by signing a copy of this Pricing Agreement in the space set forth below and returning the signed copy to us.

                                    Very truly yours,

                                    [REPRESENTATIVES]


                                    By:
                                         ------------------------------------
                                          For themselves and as Representatives
                                          of the other named Underwriters.

Accepted:

STARWOOD LODGING TRUST

By:
   ---------------------------------------
   Name:
   Title:

STARWOOD LODGING CORPORATION

By:
   ---------------------------------------
   Name:
   Title:




                                       B-1